Commitments	9 Months Ended
Sep. 30, 2022
Commitments

12. Commitments

	Service and manufacturing	R&D contracts	TOTAL
	$	$	$
Less than 1 year	7,006	1,870	8,876
1 - 3 years	2,089	629	2,718
4 - 5 years	46	—	46
More than 5 years	—	—	—
Total	9,141	2,499	11,640

The Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty.

Based on the closing exchange rates at September 30, 2022, the Company expects to pay $8,527 including $6,394 (€6.5 million), and $1,283 (£1.2 million) and $850 USD, in R&D milestone payments and up to $37,438, including $27,043 (€27.6 million); $1,395 (£1.3 million) and $9,000 USD, in revenue related milestone payments. The table below contains all potential R&D and revenue-related milestone payments that the Company may be required to make under such agreements:

	Future potential R&D milestone payments	Future potential revenue milestone payments	TOTAL
	$	$	$
Less than 1 year	24	—	24
1 - 3 years	198	—	198
4 - 5 years	1,243	—	1,243
More than 5 years	7,062	37,438	44,500
Total	8,527	37,438	45,965

The future payments that are disclosed represent contract payments and are not discounted and are not risk-adjusted. The development of any pharmaceutical product candidates is a complex and risky process that may fail at any stage in the development process due to a number of factors. The timing of the payments is based on the Company’s current best estimate of achievement of the relevant milestone.